Series Number:  1
For period ending 3/31/12

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.534%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.334%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                52,367
                                Institutional Class           746
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           7,112
                                C Class                                                                           165
        R Class                                           105

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3980
                               Institutional Class                                                      $0.4204
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3701
        C Class                                                      $0.2860
        R Class                                           $0.3420

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         140,432
                                Institutional Class   3,598

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   22,311
                                    C Class                                                             1,231
R Class                             388

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.21
                                Institutional Class   $11.21

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $11.21
                                    C Class                                                         $11.21
                                R Class                         $11.21

Series Number:  6
For period ending 3/31/12

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                28,401
                                Institutional Class           921
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           5,163
                                C Class                                                                           30
        R Class                                            8

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3094
                               Institutional Class                                                      $0.3323
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.2806
        C Class                                           $0.1943
        R Class                                $0.2522

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class          99,743
                                Institutional Class    5,094

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   19,587
                                    C Class                                                             226
R Class                             54

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.43
                                Institutional Class   $11.42

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.43
                                    C Class                                                         $11.42
                                R Class                         $11.42

Series Number:  7
For period ending 3/31/12

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                106,855
                                Institutional Class           25,345
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           26,205
                                C Class                                                                           502
        R Class                                           44

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.4549
                               Institutional Class                                                      $0.4752
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.4295
        C Class                                           $0.3533
        R Class                                $0.4040

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         264,145
                                Institutional Class   62,429

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   64,867

                                    C Class                                                             2,465
R Class                             259

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $12.85
                                Institutional Class   $12.85

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $12.80
                                    C Class                                                         $12.81
                                R Class                         $12.83

Series Number:  9
For period ending 3/31/12

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.534%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.334%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 4,716
                                Institutional Class            334
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           241
                                C Class                                                                           0
        R Class                                           0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0604
                                   Institutional Class                                                                $0.0801
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.0358
        C Class                                           $0.0000
        R Class                                $0.0176

74U).   1. Number of shares outstanding (000's omitted)
                      Investor Class                                48,756
                      Institutional Class       34,140

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                6,505
                        C Class                                                      380
R Class                                  35

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class         $9.76
                                Institutional Class   $9.76

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.76
                                    C Class                                                         $9.72
                                R Class                         $9.76